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                                                                    EXHIBIT 10.4

                                 FIRST AMENDMENT
                                       TO
                             COOPER INDUSTRIES, INC.
                    EXECUTIVE RESTRICTED STOCK INCENTIVE PLAN

         WHEREAS, Cooper Industries, Inc. (hereinafter referred to as the "Company") maintains the Cooper Industries, Inc. Executive Restricted Stock Incentive Plan (hereinafter referred to as the "Plan"); and

         WHEREAS, the Company desires to amend the Plan in certain respects;

         NOW, THEREFORE, the Plan is hereby amended, effective as of August 30, 2001, as follows:

         1. The last sentence of Section 4 is hereby deleted in its entirety.

         2. The fourth sentence of Section 7 is hereby deleted in its entirety.

         3. The last sentence of Section 12 is hereby deleted in its entirety.

         4. Section 14 of the Plan is hereby amended in its entirety to read as follows:

                  14.      Amendment or Termination of the Plan

                  (a) The Board of Directors of the Company may amend, modify, suspend or terminate (individually or in the aggregate, a "Change") this Plan for any purpose except that: (i) the Board of Directors may not, without the approval of the shareholders of the Company, (a) make any Change which would materially increase the benefits accruing to participants under the Plan, (b) increase the aggregate number of shares which may be issued under the Plan (other than an increase reflecting a Change in Capitalization of the Company),
         (c) change the class of employees eligible to receive Stock under the Plan or (d) extend the term of the Plan; and (ii) following a Change in Control, the terms and conditions of deferrals under the Plan may not be changed to the detriment of any Participant without such Participant's written consent.

                  (b) For purposes of this Plan, a "change in control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

                           (1) any Person is or becomes the Beneficial Owner,
                  directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities

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                  acquired directly from the Company or its Affiliates)
                  representing 25% or more of the combined voting power of the Company's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (3) below; or

                           (2) the following individuals cease for any reason to
                  constitute a majority of the number of directors then serving: individuals who, on August 30, 2001, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's shareholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on August 30, 2001 or whose appointment, election or nomination for election was previously so approved or recommended; or

                           (3) there is consummated a merger or consolidation of
                  the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (i) a merger or consolidation which results in the directors of the Company immediately prior to such merger or consolidation continuing to constitute at least a majority of the board of directors of the Company, the surviving entity or any parent thereof, or
                  (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing 25% or more of the combined voting power of the Company's then outstanding securities; or

                           (4) the shareholders of the Company approve a plan of
                  complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 60% of the combined voting power of the voting securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

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                  (c)      For purposes of paragraph (b) above, "Affiliate"
         shall have the meaning set forth in Rule 12b-2 promulgated under
         Section 12 of the Exchange Act; "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act; and "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company or (v) any individual, entity or group whose ownership of securities of the Company is reported on Schedule 13G pursuant to Rule 13d-1 promulgated under the Exchange Act (but only for so long as such ownership is so reported).

         5. The Plan is hereby amended to add a Section 16 at the end thereof as follows:

                  16.      Treatment of Employee Accounts Following
                           Change in Control.

                           (i) Deferral. In connection with a Change in Control, the Committee may permit Participants to change a prior deferral election with respect to amounts deferred pursuant to Article 15 of the Plan, under such administrative policies as the Committee may establish under the Plan, which policies shall not be inconsistent with the provisions of Article 15 of the Plan. Shares held in Employee Accounts under the Plan shall, following such Change in Control, be denominated in (a) such form of consideration as the Participant would have received had the Participant been the owner of record of such Shares at the time of such Change in Control, in the case of a Change in Control With Consideration and (b) Shares, in the case of a Change in Control Without Consideration. Cash held in Employee Accounts under the Plan shall, following such Change in Control, be denominated in cash.

                           (ii) Definitions. "Change in Control With Consideration" shall mean a Change in Control in which Shares are exchanged or surrendered for shares, cash or other property. "Change in Control Without Consideration" shall mean a Change in Control pursuant to which Shares are not exchanged or surrendered for shares, cash or other property.

                           (iii)    Payment. In the absence of a timely
         redeferral election by a Participant, the Company shall, within 10 days after the occurrence of a Change in Control, (a) issue, or cause to be issued, for any Shares credited to Employee Accounts, (1) such form of consideration as the Participant would have received had the Participant been the owner of record of such Shares at the time of such Change in Control, in the case of a Change in Control With Consideration and (2) Shares, in the case of a Change in Control Without Consideration and (b) make,

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         or cause to be made, a cash lump sum payment to the Participant for any accrued interest and dividend equivalents.

         6. The Plan is hereby amended to add a Section 17 at the end thereof as follows:

                  17.      Change in Capitalization

                  In the event of any Change in Capitalization, an equitable substitution or proportionate adjustment may be made in the aggregate number and/or kind of shares or other property reserved for issuance under the Plan, as may be determined by the Committee in its sole discretion. Such other equitable substitutions or adjustments may be made as determined by the Committee in its sole discretion. "Change in Capitalization" means any increase, reduction, change or exchange of shares of Stock for a different number or kind of shares or other securities or property by reason of a reclassification, recapitalization, merger, consolidation, reorganization, issuance of warrants or rights, stock dividend, stock split or reverse stock split, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise; or any other corporate action, such as declaration of a special dividend, that affects the capitalization of the Company.

Executed this 30th day of August, 2001.

                                                COOPER INDUSTRIES, INC.

                                                By /s/ David R. Sheil
                                                   -----------------------------
                                                Title: Senior Vice President,
                                                Human Resources

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